UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 12, 2021

ASHFORD HOSPITALITY TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-31775	86-1062192
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

14185 Dallas Parkway, Suite 1200
Dallas, Texas	75254
(Address of principal executive offices)	(Zip Code)

(972) 490-9600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AHT	New York Stock Exchange
Preferred Stock, Series D	AHT-PD	New York Stock Exchange
Preferred Stock, Series F	AHT-PF	New York Stock Exchange
Preferred Stock, Series G	AHT-PG	New York Stock Exchange
Preferred Stock, Series H	AHT-PH	New York Stock Exchange
Preferred Stock, Series I	AHT-PI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 16, 2021, Ashford Hospitality Trust, Inc., a Maryland corporation (the “Company”), completed a one-for-ten (the “Split Ratio”) reverse stock split of the outstanding shares of common stock, par value $0.01 per share, of the Company (the “Reverse Stock Split”), effective after the close of business on July 16, 2021.

In connection with the Reverse Stock Split, on July 16, 2021, Ashford OP General Partner LLC, a Delaware limited liability company and a wholly-owned subsidiary of the Company, executed Amendment No. 9 to the Seventh Amended and Restated Agreement of Limited Partnership (the “Partnership Agreement Amendment”) of Ashford Hospitality Limited Partnership, the Company’s operating partnership (“Ashford Trust OP”), for the purpose of changing and reclassifying the issued and outstanding Partnership Units (as defined in the Partnership Agreement Amendment) consistent with the Split Ratio (the “Reverse Unit Split”), effective after the close of business on July 16, 2021. As a result of the Reverse Unit Split, the number of outstanding Partnership Units of Ashford Trust OP was reduced to approximately 402,222 units.

The summary of the Partnership Agreement Amendment contained in this Item 1.01 does not purport to be complete and is qualified in its entirety by reference to the full text of the Partnership Agreement Amendment, which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 3.03 Material Modifications to Rights of Security Holders.

The disclosure set forth under Items 5.02, 5.03 and 8.01 below is incorporated herein by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements Of Certain Officers.

(e) The Board of Directors of the Company approved an amendment (the “Plan Amendment”) to the 2021 Stock Incentive Plan of Ashford Hospitality Trust, Inc. (the “Plan”), effective July 16, 2021. The Plan Amendment ratably adjusted the aggregate number of shares of common stock issuable under the Plan to reflect the Reverse Stock Split. Equity and equity-based awards outstanding under the Plan have also been ratably adjusted to reflect the Reverse Stock Split.

The description of the Plan Amendment contained in this Item 5.02 is qualified in its entirety by reference to the full text of the Plan Amendment, which is filed as Exhibit 10.2 hereto and is incorporated by reference herein.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure set forth under Item 8.01 below is incorporated herein by reference.

On July 12, 2021, the Company filed Articles of Amendment to the Company’s charter (the “Articles of Amendment”) with the State Department of Assessments and Taxation of Maryland to effect the Reverse Stock Split. Pursuant to the Articles of Amendment, effective as of 11:59 p.m. on July 16, 2021, each outstanding share of the Company’s common stock, par value $0.01 per share, will automatically combine into 1/10th of share of common stock, par value $0.01 per share. If the Reverse Stock Split would result in the issuance of a fraction of a share of common stock, such fractional share shall be rounded down to the nearest full share and the Company shall pay the holder otherwise entitled to such fraction a sum in cash in an amount equal to the relevant percentage of the amount received per share upon the sale in one or more open market transactions of the aggregate of all such fractional shares. As a result of the Reverse Stock Split, the number of outstanding shares of common stock of the Company will be reduced to approximately 26.5 million shares.

Each stockholder’s percentage ownership in the Company and proportional voting power remains unchanged after the Reverse Stock Split, except for minor changes resulting from the payment of cash for fractional shares. The rights and privileges of stockholders are unaffected by the Reverse Stock Split. There will be no change to the number of authorized shares of the Company’s common stock as a result of the Reverse Stock Split.

The foregoing summary of the Articles of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Articles of Amendment, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On July 16, 2021, the Company issued a press release announcing the completion of the Reverse Stock Split. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

The information under Item 7.01 of this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

As previously announced, the Company completed a one-for-ten Reverse Stock Split of the outstanding shares of its common stock, effective after the close of business on July 16, 2021. As a result of the Reverse Stock Split, there are 26,514,061 shares of common stock of the Company issued and outstanding.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.
3.1	Articles of Amendment to the Articles of Amendment and Restatement of the Company

10.1	Amendment No. 9 to the Seventh Amended and Restated Agreement of Limited Partnership of Ashford Hospitality Limited Partnership, dated July 16, 2021

10.2	Amendment No. 1 to the 2021 Incentive Stock Plan of Ashford Hospitality Trust, Inc., dated July 16, 2021

99.1	Press Release of the Company, dated July 16, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 16, 2021

ASHFORD HOSPITALITY TRUST, INC.

By:	/s/ Jim Plohg
Jim Plohg
Division General Counsel